SUPPLEMENT DATED APRIL 10, 1998
                         TO PROSPECTUS DATED MAY 1, 1997

                             Pauze' Tombstone FundTM
                             Performance Information

                                          Three Months            Inception
                                       12/31/97 - 3/31/97      5/6/97 - 3/31/98

Class A Shares 1
(without sales charge)                       10.82%                  8.60%

Class A Shares 1
(with sales charge)                           6.68%                  4.52%

Class B Shares 2
(without sales charge)                       10.55%                  7.90%

Class B Shares 2
(with sales charge)                           6.41%                  3.85%

1) AT THE TIME OF PURCHASE, CLASS A SHARES ARE SUBJECT TO A MAXIMUM SALES CHARGE OF 3.75%.
2) AT THE TIME OF REDEMPTION, CLASS B SHARES ARE SUBJECT TO A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.75%.

                           --------------------------

     The following financial highlights for the period ended October 31, 1997, are derived from the unaudited financial statements of the Fund. The financial highlights are an integral part of, and should be read in conjunction with, the unaudited financial statements. The unaudited financial statements of the Fund are included in the Semi-Annual Report to Shareholders for the period ended October 31, 1997 and are incorporated by reference in the Fund's Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
                            For the six months ended
                          October 31, 1997 (Unaudited)

                                               Class A             Class B
                                               -------             -------

Net asset value, beginning of period         $    10.00          $    10.00

Income from investment operations:
   Net investment income                          (0.04)              (0.07)
   Net realized and unrealized gain
   (loss) on investments                          (0.89)              (0.89)

Total from investment operations                  (0.93)              (0.96)

Less distributions to shareholders:
   None

Net asset value, end of period               $     9.07          $     9.04

Total investment return (1)                       (18.6%)             (19.2%)

Ratios/Supplemental Data:

   Net assets, end of period                 $1,262,845          $2,898,473
   Ratio of expenses to average
     net assets (1)(2)                             2.92%               3.72%
   Ratio of net investment income
     to average net assets (1)(2)                 (1.72%)             (2.54%)
   Portfolio turnover rate                         35.2%               35.2%

(1)  Annualized
(2) Net investment income is net of expense reimbursements and fee waivers of $.002 and $.002 per share for Class A and Class B, respectively. Had such reimbursments not been made, the annualized expense ratio would have been 3.34% and 4.16% for Class A and Class B, respectively, and the annualized net investment income ratio would have been (2.16%) and (2.98%) for Class A and Class B respectively.


     The following language should be read in conjunction with the Sections entitled "Investment Objective and Risk Considerations", pages 4-5 of the Prospectus, "Index Performance", pages 5-6 of the Prospectus and "Investment Policies and Risks", pages 6-8 of the Prospectus:

     "Under normal market conditions, the Fund will invest in the common stocks of the companies that comprise the Pauze' Tombstone Common Stock IndexTM (the "Index") in approximately the same proportions as those common stocks have in the Index. However, when the Adviser determines that market conditions so warrant, the Fund's investments in those common stocks may vary from their proportions in the Index, and at times such variance may be significant. Any such variance will make it more likely that the Fund's performance will vary from the performance of the Index."


     At the end of the Section entitled "Other Policies That Affect Your Sales Charge," pages 11-12 of the Prospectus, the following language should be inserted:

     "Under certain circumstances, the Distributor may increase or decrease the reallowance amounts paid to participating broker-dealers for sales of Class A and Class B shares."


     As of October 31, 1997,  the Angelus  Funeral  Home  PreNeed  Trust and the
Angelus Rosedale Endowment Care Fund may be deemed to control the Fund as a result of their beneficial ownership of Fund shares.


     Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, has been selected as independent accountants for the Trust for the fiscal year ending April 30, 1998.


     The following information replaces, in its entirety, the section entitled "Performance Information," page 20 of the Prospectus:

     "The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the maximum sales charge from the initial investment (for Class A shares) or the deduction of the maximum contingent sales charge (for Class B shares). The results do not take into account charges for optional services which involve nominal fees (such as wire redemption fees).

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales charge, or charges for optional services which involve nominal fees, which would reduce the quoted performance if included. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to the Pauze' Tombstone Common Stock IndexTM, and the performance of the Index as well as the Fund may be compared to other well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. The performance of the Pauze' Tombstone Common Stock IndexTM should not be considered indicative of future performance of the Fund.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment."